UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2013

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27680 Franklin Road Southfield, MI 48034
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02     Compensatory Arrangements of Certain Officers

On June 6, 2013, the Company entered into a First Amendment (the “First Amendment”) to the Diversified Restaurant Holdings, Inc. Stock Option Agreement of 2007 (the “Original Agreement”) with directors T. Michael Ansley, David G. Burke, Jay Alan Dusenberry, David Ligotti, and Gregory J. Stevens. The Original Agreement, entered into on July 30, 2007, granted each of the foregoing directors, including T. Michael Ansley, who serves as the Company’s President and Chief Executive Officer, and David G. Burke, who serves as the Company’s Chief Financial Officer and Treasurer, the option to purchase 30,000 shares of common stock exercisable at $2.50 per share as compensation for their services as directors. The options are fully vested and expire on July 30, 2013. The First Amendment amends the Original Agreement to allow for cashless exercise of the options. A copy of the First Amendment is attached as Exhibit 10.1.

Item 5.07     Submission of Matters to a Vote of Security Holders.

An annual meeting of our shareholders was held on June 6, 2013. At the meeting, our shareholders voted on each of the following four matters:

●	election of seven directors, each for a one-year term;
●	ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2013;
●	an advisory vote to approve the compensation of our executives disclosed in our proxy statement for the annual meeting; and
●	an advisory vote on the frequency of advisory approval of the compensation of our named executive officers.

The final vote results for these four matters are set forth below.

The votes cast on the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
T. Michael Ansley	15,958,780	2,321,636	0	985,850
David G. Burke	15,768,080	2,512,336	0	985,850
Jay Alan Dusenberry	15,160,751	3,119,665	0	985,850
Philip Friedman	18,279,516	900	0	985,850
David Ligotti	15,422,509	2,587,907	0	985,850
Joseph M. Nowicki	18,279,516	900	0	985,850
Gregory J. Stevens	18,279,516	900	0	985,850

The votes cast on the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2013 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,157,589	62,441	46,236	0

The votes cast on the advisory vote to approve the compensation of our executives disclosed in our proxy statement for the annual meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,264,841	10,300	5,275	985,850

The votes cast on the advisory vote regarding the frequency of advisory approval of the compensation of our named executive officers were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
16,608,625	122,775	180,816	1,368,200	985,850

For item 4, the Board of Directors recommended an advisory vote frequency of “One Year” for the future non-binding advisory resolutions to approve the compensation of our named executive officers. With the alternative of holding the executive compensation vote every “One Year” receiving the highest number of votes cast on the frequency proposal, the Board has determined that the Company will hold future non-binding advisory votes on the compensation of our named executive officers every year, at least until the next required vote on the frequency of shareholder votes on the compensation of our named executive officers. A shareholder advisory vote on the frequency of the shareholder advisory vote on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of First Amendment to Diversified Restaurant Holdings Stock Option Agreement of 2007

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated: June 11, 2013	By:	/s/ David G. Burke
	Name:	David G. Burke
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

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